ING FUNDS TRUST

ING GNMA Income Fund

Supplement dated May 19, 2009 to the Class A, Class B, and

Class C Prospectus and the Class I, Class Q and Class W

Prospectus, each dated July 31, 2008

Effective immediately, Peter Guan, Jeff Dutra and Justin McWhorter will join Denis Jamison as portfolio managers to the Fund. On September 30, 2009, Mr. Jamison will no longer manage the Fund and all references to him in the Prospectuses will be removed.

The Prospectuses are revised as follows:

The section entitled “Management of the Funds - Sub-Adviser — ING Investment Management Co.,” found on page 28 of the Class A, Class B and Class C Prospectus and Page 19 of the Class I, Class Q and Class W Prospectus are hereby amended to delete the fifth and sixth paragraphs and replace them with the following:

GNMA INCOME FUND

The following individuals are jointly responsible for the day-to-day management of ING GNMA Income Fund:

Denis P. Jamison, Senior Vice President and Senior Portfolio Manager of ING IM, has served as Senior Portfolio Manager of the Fund since July 1981. Mr. Jamison has been associated with ING IM and its predecessor operations, since 1981.

Peter Guan, Ph.D, Portfolio Manager, has co-managed the Fund since May 19, 2009.  Dr. Guan has been with ING IM since October 2004 as a senior portfolio manager of Residential Mortgage products. Prior to joining ING IM, he was with Citigroup Alternative Investments during most of 2004, where he initiated a managed product platform for mortgage-backed investments.  Previously, Dr. Guan worked at the Clinton Group, a New York based hedge fund, where he traded mortgage products.

Jeff Dutra, Portfolio Manager, has co-managed the Fund since May 19, 2009. Mr. Dutra has been with ING IM since 2000 and is currently a senior portfolio manager for the Residential Mortgage-backed Securities portfolios. Mr. Dutra also has experience managing the operations and accounting groups at ING responsible for financial and mortgage derivatives.  Prior to joining ING IM, he was with Metropolitan Life Insurance from 1996 to 2000 and Salomon Brothers from 1994 to 1996.

Justin McWhorter, Portfolio Manager, has co-managed the Fund since May 19, 2009.  Mr. McWhorter has been with ING IM since 2001 and is currently a portfolio manager for the Residential Mortgage-backed Securities portfolios. Mr. McWhorter also has experience in investment accounting. Prior to joining ING IM, he was with Arthur Anderson LLP from 1999 to 2001.

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ING FUNDS TRUST

ING GNMA Income Fund

Supplement dated May 19, 2009 to the Class A, Class B,

Class C, Class I, Class O, Class Q, Class R and Class W

Statement of Additional Information, each dated July 31, 2008

Effective immediately, Peter Guan, Jeff Dutra and Justin McWhorter will join Denis Jamison as portfolio managers to the Fund. On September 30, 2009, Mr. Jamison will no longer manage the Fund and all references to him in the Statement of Additional Information (“SAI”) will be removed.

The SAI is hereby revised as follows:

The tables entitled “Other Accounts Managed” and “Ownership of Securities” in the section entitled “Portfolio Managers — ING Classic Money Market Fund, ING GNMA Income Fund, ING High Yield Bond Fund, ING Intermediate Bond Fund and ING National Tax-Exempt Bond Fund” beginning on page 74 of the SAI are hereby amended to add the following:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts*	Total Assets
Peter Guan(1)	3	$4,447,524,885	0	0	0	0
Jeff Dutra(1)	3	$4,447,524,885	0	0	0	0
Justin McWhorter(1)	3	$4,447,524,885	0	0	0	0

* There were no accounts for which an advisory fee is based on performance

(1) The information is as of December 31, 2008.

Portfolio Manager	Dollar Range of Fund Shares Owned
Peter Guan(1)	None
Jeff Dutra(1)	None
Justin McWhorter(1)	None

(1) The information is as of December 31, 2008.

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